September 30, 2002

ANNUAL  REPORT

CONSECO STOCKCAR STOCKS INDEX FUND

Investing  in  the  companies  that  support  America's  #1 spectator sport

[logo]

Conseco,  the  Official  Financial  Services  Provider  of  NASCAR

                                                                          [logo]
                                                                         CONSECO
                                                                        Step up.

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POWERED  BY  THE  GROWTH  OF  STOCKCAR  RACING'S  TOP  CORPORATE  SPONSORS

     The horsepower behind the Fund's performance return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many -- if not all -- of the NASCAR Winston Cup Series events you enjoy.

GUIDED  BY  AN  ESTABLISHED  INDEX

     The Fund relies on the Conseco StockCar Stocks Index (the "Index") to guide it through the market's twists and turns. The American Stock Exchange (AMEX) calculates and publishes the Index's daily value, under the ticker symbol RCE.

     An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this Fund essentially mirrors its index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the Index1, the same change is made in the Fund's holdings.

     Certain risk factors will be present in the Fund to the extent that they are present in the holdings of the Index. For example: smaller companies historically have been subject to greater volatility than larger companies.

MANAGED  BY  CONSECO  CAPITAL  MANAGEMENT,  INC.

     Behind the Fund's portfolio and investment philosphies lies Conseco Capital Management, Inc. ("CCM"), the Fund's investment adviser. As of September 30,
2002, CCM had more than $27 billion in taxable and nontaxable assets under management.

     CCM is a wholly-owned subsidiary of, and the principal investment adviser for, the insurance companies of Conseco, one of middle-America's leading sources of insurance, investments and lending products. Through its subsidiaries and nationwide network of distributors, Conseco provides products and services to more than 13 million customers. In addition to sponsoring A.J. Foyt's Winston Cup Series #14 Team Conseco Pontiac Grand Prix, Conseco also is the official financial services provider of NASCAR.

TICKER  SYMBOL:  SCARX

1 To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of September 30, 2002, it had $4.8 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this start-up investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

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                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

TABLE  OF  CONTENTS

TABLE  OF  CONTENTS

PORTFOLIO MANAGER'S REVIEW                    2
STATEMENT OF ASSETS AND LIABILITIES           4
STATEMENT OF OPERATIONS                       5
STATEMENT OF CHANGES IN NET ASSETS            6
SCHEDULE OF INVESTMENTS                       8
NOTES TO FINANCIAL STATEMENTS                11
FINANCIAL HIGHLIGHTS                         13
REPORT OF INDEPENDENT ACCOUNTANTS            13
BOARD OF DIRECTORS                   Back Cover


This report is for the information of Conseco StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

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PORTFOLIO  MANAGER'S  REVIEW

September  30,  2002

"STORMY  WEATHER!"

     Six months ago, some investors were still humming the tune "We're in the Money", and many more were anticipating a turnabout. Those hopes keep being dashed and, right now, "Stormy Weather" seems a better choice. The Standard & Poor 500 Index (the "S&P 500") has fallen for six straight months and is now 20.5% below its September 30, 2001 level. Adding this year's performance to the declines of 2000-2001 wipes out the S&P's entire advance since April 1997. Other indices have suffered in tandem, and quarter-end reports from IRA's, 401(k) plans, and mutual fund statements will make painful reading.

     Over the twelve months ended September 30, 2002, Conseco StockCar Stocks Index Fund was down 3.77%. Relative performance offers cold comfort when financial markets are doing poorly, but that showing looks better compared to the S&P 500's more than 20% drop. Since its inception in October 1998, your Fund is up 4.30%, while the S&P is down 4.13%, so the longer-term comparison is also "more impressive".

"THE  CAR  WAS  TOO  LOOSE!"

     Many Winston Cup drivers, upon returning to the garage area, have attributed a disappointing finish to handling that was "too loose" or "too tight". That phrase could easily serve as a metaphor for ailing markets. Overly-creative accounting, corporate malfeasance, and lax regulatory enforcement are all exacting a toll on sentiment, and constant media coverage does little to calm investors' jitters. That would be bad enough in "normal times" but, in this election year, partisan politics ensure even more uncertainty.

     While the economy has done better than expected, the growth has been a bit on the "choppy" side. It was strongly ahead in the first quarter of 2002, marginally up for the second quarter and relatively buoyant again in the third quarter of 2002. The closing of West Coast ports, a resultant slippage in exports, higher oil prices, and the stronger Euro led to a mushrooming trade deficit in August. Recent data suggests a more subdued fourth-quarter advance.

     On the plus side, forty-year lows in interest rates have spurred housing and auto sales, the principal growth engines for the domestic economy. Despite job losses fueled by cost cutting and bankruptcies, the September quarter jobless rate was flat with last year's fourth quarter. Measured by the Consumer Price Index, inflation remains tame, despite the recent surge in energy prices. However, while slow jobs and income growth, firming oil prices, and global economic softness have raised concerns about consumer spending and caused speculation about a "double-dip" recession, these are shorter-term issues. Finally, while business capital spending has been restrained, lean inventories suggest that any pick-up in consumer spending could give a boost to factory activity.

THE  POINTS  RACE!

     On the Winston Cup scene, the points race is as closely contested as any in recent memory. International Speedway Corp. and Speedway Motorsports, Inc. report higher attendance, despite the challenging economic climate. Speedway said a record number of fans attended racing's All-Star event, The Winston at Lowe's Motor Speedway. Texas Motor Speedway and Infineon Raceway posted near sell-outs. International Speedway also reported better Winston Cup attendance. Races at Michigan International Speedway and Chicagoland sold out, and attendance at both Daytona and Watkins Glen climbed. Dramatically higher bids for broadcast rights to NASCAR races seem to be paying off. In Charlotte, the UAW-GM 500 outdrew the final game of the American League Championship Series. In 2002, 14 races telecast on NBC and TNT chalked-up an 8% increase from 2001 levels.

     Your fund holds several stocks that chalked-up outstanding performances. On the strength of a merger proposal from Shell Oil Company, PENNZOIL-QUAKER STATE CO. rose 52%, making it the 2002 points leader for the Fund. Part of the Royal Dutch/Shell Group, Shell Oil is an integrated oil and natural gas company operating mainly in the United States. Pennzoil-Quaker State markets auto products and services in both domestic and overseas markets. Its Pennzoil and Quaker State brands are best sellers in the U. S., and its Jiffy Lube brand is #1 in the quick oil change market. These strong franchises hold great appeal to Shell, which aims to boost its market share in a consolidating business.
Further, the cash offer was sharply above Pennzoil-Quaker State's valuation immediately before the offer.

     RACING CHAMPIONS ERTL CORPORATION was the runner-up. Gains in core businesses, line extensions and new products generated sizable revenue and profit gains from last year. Sales gains in four product lines, changes in product mix, and improved operations lifted margins, and reducing long-term debt strengthened the balance sheet. Short-term results may be affected by the economy, but management thinks that current momentum, strength in core lines, and new products will boost 2003 results. UNITED PARCEL SERVICES eked out higher third-quarter earnings. Shipments were down 2.1%, as customers diverted orders to other shippers during UPS' labor talks. A more-aggressive push by FedEx into ground transportation cut into UPS revenues. The company thinks earnings could move ahead by 13% or more next year, if the domestic economy posts a more robust recovery.

     Last, defensive companies such as PROCTER & GAMBLE, NEWELLRUBBERMAID, and ANHEUSER-BUSCH posted double-digit earnings increases. P&G gained from renewed emphasis on brand identification, new products, and cash flow. It got a lift from divesting its Crisco and Jif product lines, and from problems at rival Kimberly-Clark. Newell is in the midst of a turnaround, concentrating on better marketing for some low-profile brands, and by improving operating efficiencies. These efforts could substantially boost profit margins. Meantime, Budweiser, the King of Beers, posted its 16th straight quarter of double-digit earnings gains. Higher consumption, better pricing and cost reductions boosted margins and returns on capital. The company thinks 2003 earnings could rise 12%. Rival ADOLPH COORS CO. is benefiting from the same trends.

     As is often true at the track, some competitors hit the wall, and others had engine or tire troubles, to finish out of the running. Weak demand and over capacity plague the entire telecom industry, wreaking havoc on SPRINT PCS, SPRINT FON GROUP, BELLSOUTH CORP., and SBC Corp. Even ALLTEL CORP. couldn't dodge the wreckage, despite higher revenues and earnings. Media giant AOL TIME WARNER, hurt by accounting issues, management upheaval, and weakness at internet unit America Online have investors heading-for the exits. One-time favorites languishing this year include NEWS CORP., GENERAL ELECTRIC, MBNA, and HOME DEPOT
- victims of credit concerns, unrealistic expectations or perhaps just the general malaise affecting equity markets.

CHANGING  DRIVERS!

     The turn of the year and the start of a quarter are occasions to rebalance the Index and the Fund. Changes in marketing strategy, mergers and other corporate actions play a part, and some turnover is normal.

     July's newcomers included AARON'S RENT INC. (lead sponsor of the April Talladega, AL race), CSK AUTO CORP., (sponsors the November race at Phoenix International Raceway), and INFINEON TECHNOLOGIES AG (track naming rights to the Sonoma, CA road course). Since the Fund's 2002 fiscal year-end, two more changes have occurred. Discover Card signed-on as the lead sponsor of the #26 Discover Card Ford. Its parent, global financial services provider MORGAN STANLEY joins the Index October 1, 2002. The Pennzoil-Quaker State merger into Shell Oil Company became final that same date, and parent ROYAL DUTCH PETROLEUM COMPANY takes PZL's spot in the Index.

THE  OUTLOOK!

     When the year began, many expected that 2002 would be a turning point, and that the declines of the preceding two years would pass into history. Higher yet were hopes that there'd be no repeat of the 1939-41 period. Not in 60 years, since the world began its descent into World War II, have markets had three consecutive down years. Alas, with stocks still sliding, even optimists are becoming resigned to that occurring.

     Reasons for this are not hard to find. Recent economic news, positive and negative earnings releases, accounting and corporate governance issues, volatility, and valuation levels continue to spook investors. Divisive political campaigns, fear of additional terrorist attacks, and the chances of war against Iraq overshadow other issues.

     With interest rates at their lowest levels since early in the Kennedy administration, and with inflation less a concern than usual, there are some bright spots. Many observers think that the Federal Reserve Board has room to cut rates further if the economy shows signs of deterioration. Lately, companies have been reluctant to increase employment, so a rebound in the economy might quickly translate into jobs and income gains.

     From inception, we've stressed that maintaining a disciplined, long-term outlook, owning a diverse group of companies, and having patience are keys to successful investing. The Fund's buy and hold policy, based on long-term NASCAR ties, and the Conseco StockCar Stocks methodology, should result in a portfolio diversified by industry sector and market capitalization. Recent tribulations aside, we think that growth in the domestic economy and in Winston Cup racing hold the potential for longer-term gains.

Robert  T.  Carter,  CFA
Portfolio  Manager

GROWTH  OF  $10,000



             Conseco Stockcar Stocks Index Fund
DATE               (Direct Class shares)          S&P 500 Index   Conseco StockCar Stocks Index
9/30/1998   $                          10,000.00  $    10,000.00  $                    10,000.00
10/30/1998  $                          11,180.00  $    10,813.40  $                    10,929.00
11/30/1998  $                          11,813.33  $    11,468.80  $                    11,603.98
12/31/1998  $                          12,186.67  $    12,129.63  $                    11,925.41
1/29/1999   $                          12,326.67  $    12,636.89  $                    12,122.41
2/26/1999   $                          12,033.33  $    12,244.14  $                    11,845.66
3/31/1999   $                          12,400.00  $    12,734.03  $                    12,199.49
4/30/1999   $                          12,953.33  $    13,227.22  $                    12,762.74
5/28/1999   $                          12,960.00  $    12,914.92  $                    12,213.94
6/30/1999   $                          12,986.67  $    13,631.70  $                    12,716.91
7/30/1999   $                          12,706.67  $    13,206.12  $                    12,460.03
8/31/1999   $                          12,193.33  $    13,140.09  $                    11,939.08
9/30/1999   $                          11,893.33  $    12,779.92  $                    11,628.06
10/29/1999  $                          12,186.67  $    13,588.63  $                    11,934.11
11/30/1999  $                          12,286.67  $    13,864.89  $                    12,046.29
12/31/1999  $                          12,320.27  $    14,681.53  $                    12,076.05
1/31/2000   $                          11,710.29  $    13,943.93  $                    11,409.21
2/29/2000   $                          10,986.35  $    13,679.97  $                    10,675.71
3/31/2000   $                          11,670.07  $    15,018.28  $                    11,443.29
4/28/2000   $                          11,656.66  $    14,566.38  $                    11,247.27
5/31/2000   $                          11,844.35  $    14,267.48  $                    11,446.35
6/30/2000   $                          11,542.71  $    14,619.17  $                    11,231.38
7/31/2000   $                          11,220.96  $    14,390.68  $                    10,931.51
8/31/2000   $                          11,676.77  $    15,284.48  $                    11,445.29
9/29/2000   $                          11,743.80  $    14,477.61  $                    11,547.15
10/31/2000  $                          11,891.27  $    14,416.37  $                    11,658.93
11/30/2000  $                          11,743.80  $    13,280.36  $                    11,481.71
12/29/2000  $                          12,386.89  $    13,345.44  $                    12,107.46
1/31/2001   $                          12,776.42  $    13,819.20  $                    13,266.15
2/28/2001   $                          12,592.28  $    12,558.89  $                    13,036.64
3/30/2001   $                          12,748.09  $    11,762.65  $                    13,289.56
4/30/2001   $                          13,718.36  $    12,676.61  $                    14,346.08
5/31/2001   $                          14,122.05  $    12,761.55  $                    14,806.58
6/29/2001   $                          14,447.83  $    12,451.44  $                    15,198.96
7/31/2001   $                          14,277.86  $    12,329.42  $                    15,027.21
8/31/2001   $                          14,313.27  $    11,557.60  $                    15,099.34
9/28/2001   $                          12,294.82  $    10,624.90  $                    12,903.90
10/31/2001  $                          13,010.13  $    10,827.83  $                    13,736.20
11/30/2001  $                          14,454.92  $    11,658.33  $                    15,374.93
12/31/2001  $                          14,406.97  $    11,760.92  $                    15,354.94
1/31/2002   $                          14,272.12  $    11,589.21  $                    15,018.67
2/28/2002   $                          14,556.00  $    11,365.54  $                    15,237.94
3/28/2002   $                          15,237.32  $    11,792.88  $                    16,342.69
4/30/2002   $                          14,946.34  $    11,078.24  $                    15,999.49
5/31/2002   $                          14,925.05  $    10,996.26  $                    15,948.29
6/28/2002   $                          13,974.05  $    10,213.32  $                    14,772.91
7/31/2002   $                          12,994.66  $     9,416.68  $                    13,511.30
8/30/2002   $                          13,044.34  $     9,478.83  $                    13,461.31
9/30/2002   $                          11,830.75  $     8,448.48  $                    12,082.87

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Direct Class shares through 09/30/02. Past performance is no guarantee of future results.

AVERAGE  ANNUAL  TOTAL  RETURN(1)  (AS  OF  09/30/02)

                        INCEPTION                      SINCE
                          DATE     1 YEAR   3 YEAR   INCEPTION
                        ---------  -------  -------  ----------
Direct Class Shares(2)  10/1/1998   -3.77%   -0.18%       4.30%
CSCS Index              10/1/1998   -6.37%    1.28%       4.84%
S&P 500 Index(3)        10/1/1998  -20.48%  -12.88%      -4.13%


TOP 10 HOLDINGS (as of 09/30/02)
Pennzoil-Quaker State Co.          3.9%
Racing Champions Corp.             3.2%
United Parcel Service, Inc.        2.8%
Anheuser-Busch Companies, Inc.     2.7%
The Procter & Gamble Co. (Tide)    2.7%
Newell Rubbermaid, Inc.            2.7%
Kellogg Co.                        2.7%
Electronic Arts, Inc.              2.6%
The Black & Decker Corp.           2.6%
Protection One, Inc.               2.6%


TOP 5 SECTORS (as of 09/30/02)
Food and Kindred Products         18.2%
Wholesale Trade - Durable Goods    7.3%
Transportation Equipment           7.0%
Business Services                  6.6%
Chemicals and Allied Products      6.1%


--------------
1 Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2003. If the expense reimbursements were not in place, the Fund's return would have been lower. All returns reflect reinvested dividends but do not reflect the impact of taxes.
2 Direct class shares are "no-load" shares and are sold without sales load. 3 The S&P 500 Index is an unmanaged index considered to be representative of the  U.S.  stock  market  in  general.

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STATEMENT  OF  ASSETS  AND  LIABILITIES
September  30,  2002

ASSETS:


Investments in securities at cost                                      $ 5,524,399
                                                                       ------------

Investments in securities at value                                     $ 4,490,906
Cash                                                                       342,198
Interest and dividends receivable                                            7,974
Receivable from Conseco, Inc. and subsidiaries                              50,862
Other assets                                                                 8,113
                                                                       ------------
     Total assets                                                        4,900,053
                                                                       ------------

LIABILITIES AND NET ASSETS:
Accrued expenses and other liabilities                                      80,059
                                                                       ------------
     Total liabilities                                                      80,059
                                                                       ------------
     Net assets                                                        $ 4,819,994
                                                                       ------------

NET ASSETS CONSIST OF:
Paid-in capital                                                        $ 5,507,566
                                                                       ------------
Accumulated undistributed net realized gain on investments                 345,921
Net unrealized depreciation on investments                              (1,033,493)
                                                                       ------------
     Net assets                                                        $ 4,819,994
                                                                       ------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Shares outstanding (unlimited shares of $0.0001 par value authorized)      289,133
Net asset value, offering price and redemption price per share         $     16.67
                                                                       ------------



The  accompanying  notes  are  an  integral  part of these financial statements.

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                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

STATEMENT  OF  OPERATIONS
For  the  year  ended  September  30,  2002




INVESTMENT INCOME:
Interest                                                                      $    3,972
Dividends (net of $622 in taxes withheld)                                         89,326
                                                                              -----------
     Total investment income                                                      93,298
                                                                              -----------

EXPENSES:
Investment advisory fees                                                          36,371
Distribution and service fees                                                     13,989
Administration fees                                                               22,383
Transfer agent fees and expenses                                                  50,104
Audit expenses                                                                    41,173
Directors fees and expenses                                                       23,056
Reports - printing                                                                14,192
Registration and filing fees                                                      12,602
Legal fees                                                                         8,028
Custody fees                                                                       2,996
Insurance                                                                            730
Other                                                                              1,006
                                                                              -----------

Total operating expenses before income tax expense on net investment income
     and penalties                                                               226,630
                                                                              -----------
Income tax expense on net investment income and penalties (Note 2)                61,737
                                                                              -----------
Total expenses                                                                   288,367
                                                                              -----------
Less expense reductions and reimbursements (Note 3)                             (204,433)
                                                                              -----------
     Net expenses                                                                 83,934
                                                                              -----------
     Net investment income                                                         9,364
                                                                              -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on sales of investments                                        545,749
Income tax expense on realized gains (Note 2)                                    (49,421)
Net increase from payments by Adviser (Note 2)                                    49,421
Net change in unrealized appreciation or depreciation on investments            (809,548)
                                                                              -----------
     Net realized and unrealized gains (losses) on investments                  (263,799)
                                                                              -----------
Net decrease in net assets from operations                                     ($254,435)
                                                                              -----------

The  accompanying  notes  are  an  integral  part of these financial statements.

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STATEMENT  OF  CHANGES  IN  NET  ASSETS
For  the  year  ended  September  30



                                                                             2002         2001
                                                                       -----------  -----------
OPERATIONS:
Net investment income                                                  $    9,364   $   21,153
Net realized gains (losses) on sales of investments                       545,749     (138,707)
Net change in unrealized appreciation or depreciation on investments     (809,548)     319,810
                                                                       -----------  -----------
     Net increase (decrease) from operations                             (254,435)     202,256
                                                                       -----------  -----------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Advisor Class shares (Note 1)                                                  --       (1,891)
Direct Class shares                                                       (11,529)     (37,783)
                                                                       -----------  -----------
     Total dividends from net investment income                           (11,529)     (39,674)
                                                                       -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS OF NET REALIZED GAINS:
Advisor Class shares                                                           --       (9,978)
Direct Class shares                                                            --     (199,293)
                                                                       -----------  -----------
     Total distributions of net realized gains                                 --     (209,271)
                                                                       -----------  -----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                             1,012,908      694,383
Reinvested dividends and distributions                                     11,430      247,669
Shares redeemed                                                          (714,503)    (875,590)
                                                                       -----------  -----------
     Net increase from capital share transactions                         309,835       66,462
                                                                       -----------  -----------
     Total increase in net assets                                          43,871       19,773
                                                                       -----------  -----------

NET ASSETS:
Beginning of period                                                     4,776,123    4,756,350
                                                                       -----------  -----------
End of period                                                          $4,819,994   $4,776,123
                                                                       -----------  -----------
Including undistributed net investment income                          $       --   $   10,922

The  accompanying  notes  are  an  integral  part of these financial statements.

--------------------------------------------------------------------------------
                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

STATEMENT  OF  CHANGES  IN  NET  ASSETS

                                              2002        2001
                                        -----------  ----------
SHARE DATA:
ADVISOR CLASS SHARES (NOTE 1):
Sold                                            --       2,140
Reinvested dividends and distributions          --         927
Redeemed                                        --     (20,212)
Transferred to Direct class                     --        -996
                                        -----------  ----------
     Net decrease                               --     (18,141)
                                        -----------  ----------
Shares outstanding:
Beginning of period                             --      18,141
                                        -----------  ----------
End of period                                   --          --
                                        -----------  ----------

DIRECT CLASS SHARES:
Sold                                        50,799      21,950
Transferred from Advisor class                  --         753
Reinvested dividends and distributions         561      14,078
Redeemed                                   (37,321)    (19,425)
                                        -----------  ----------
     Net increase                           14,039      17,356
                                        -----------  ----------
Shares outstanding:
Beginning of period                        275,094     257,738
                                        -----------  ----------
End of period                              289,133     275,094
                                        -----------  ----------

ADVISOR CLASS DOLLARS (NOTE 1):
Sold                                            --   $  30,164
Reinvested dividends and distributions          --      11,725
Redeemed                                        --    (278,006)
Transferred to Direct class                     --     (13,332)
                                        -----------  ----------
     Net decrease                               --    (249,449)
                                        -----------  ----------

DIRECT CLASS DOLLARS:
Sold                                    $1,012,908   $ 664,219
Reinvested dividends and distributions      11,430     235,944
Redeemed                                  (714,503)   (597,584)
Transferred from Advisor class                  --      13,332
                                        -----------  ----------
     Net increase                       $  309,835   $ 315,911
                                        -----------  ----------

The  accompanying  notes  are  an  integral  part of these financial statements.

--------------------------------------------------------------------------------
SCHEDULE  OF  INVESTMENTS
September  30,  2002


NUMBER OF
SHARES                                                         VALUE
--------------------------------------------                 --------

COMMON STOCKS  (93.2%)
Amusement and recreation services (5.5%)
7,500         Dover Motorsports, Inc.                        $ 30,000
3,000         International Speedway Corporation - Class A    119,190
4,825         Speedway Motorsports, Inc. (a)                  113,629
                                                             --------
                                                              262,819
                                                             --------

AUTOMOTIVE DEALERS AND
     GASOLINE SERVICE STATIONS (0.9%)
3,400         CSK Auto Corp. (a)                               42,432
                                                             --------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY
     AND MOBILE HOME DEALERS (3.4%)
2,275         The Home Depot, Inc.                             59,378
2,575         Lowe's Companies, Inc.                          106,605
                                                             --------
                                                              165,983
                                                             --------
BUSINESS SERVICES (6.6%)
3,000         Aaron Rents, Inc.                                69,000
1,925         Electronic Arts, Inc. (a)                       126,973
46,000        Protection One, Inc. (a)                        124,200
                                                             --------
                                                              320,173
                                                             --------

CHEMICALS AND ALLIED PRODUCTS (6.1%)
2,775         E. I. du Pont de Nemours and Co.                100,094
2,250         Pfizer, Inc.                                     65,295
1,460         The Procter & Gamble Co. (Tide)                 130,495
                                                             --------
                                                              295,884
                                                             --------

COMMUNICATIONS (3.9%)
2,000         ALLTELL Corp.                                    80,260
1,475         BellSouth Corp.                                  27,081
1,475         SBC Communications, Inc.                         29,648
20,000        Sirius Satellite Radio, Inc. (a)                 20,000
2,850         Sprint Corp.                                     25,992
2,350         Sprint Corp. - PCS Group (a)                      4,606
                                                             --------
                                                              187,587
                                                             --------

DEPOSITORY INSTITUTIONS (1.9%)
4,950         MBNA Corp.                                       90,981
                                                             --------

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT,
     EXCEPT COMPUTERS (1.7%)
2,500         General Electric Co. (NBC)                       61,625
3,500         Infineon Technologies AG - ADR (b)               19,950
                                                             --------
                                                               81,575
                                                             --------

FOOD AND KINDRED PRODUCTS (18.2%)
2,150         Adolph Coors Co. - Class B                      121,045
2,600         Anheuser-Busch Companies, Inc.                  131,560
2,425         The Coca-Cola Co.                               116,303
2,350         General Mills, Inc. (Cheerios)                  104,387
3,850         Kellogg Co.                                     128,013
2,375         PepsiCo, Inc.                                    87,756
2,550         Philip Morris Co., Inc. (Miller Lite)            98,940
4,850         Sara Lee Corp.                                   88,707
                                                             --------
                                                              876,711
                                                             --------

The  accompanying  notes  are  an  integral  part of these financial statements.

--------------------------------------------------------------------------------
                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report


NUMBER OF
SHARES                                                                     VALUE
--------------------------------------------                            --------

GENERAL MERCHANDISE STORES (1.8%)
7,500          Kmart Corp. (a) (d)                                      $  3,675
2,850         Target Corp.                                                84,132
                                                                        --------
                                                                          87,807
                                                                        --------

HOME FURNITURE, FURNISHINGS
     AND EQUIPMENT STORES (1.6%)
3,850         Radioshack Corp.                                            77,231
                                                                        --------

INDUSTRIAL AND COMMERCIAL MACHINERY
     AND COMPUTER EQUIPMENT (4.3%)
3,000         The Black & Decker Corp.                                   125,790
2,250         Caterpillar, Inc.                                           83,745
                                                                        --------
                                                                         209,535
                                                                        --------

LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.2%)
4,250         Georgia-Pacific Corp.                                       55,632
                                                                        --------

MOTION PICTURES (0.8%)
3,500         AOL Time Warner, Inc.
                  (TBS, Cartoon Network) (a)                              40,950
                                                                        --------

MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (2.8%)
2,125         United Parcel Service, Inc. - Class B                      132,876
                                                                        --------

PETROLEUM REFINING AND RELATED INDUSTRIES (3.7%)
1,300         ChevronTexaco Corp.                                         90,025
1,930         ConocoPhillips                                              89,243
                                                                        --------
                                                                         179,268
                                                                        --------

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (2.2%)
3,950         Eastman Kodak Co.                                          107,598
                                                                        --------

PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.5%)
3,700         The News Corp. Ltd. - ADR (b)                               71,225
                                                                        --------

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (3.6%)
4,850         The Goodyear Tire & Rubber Co.                              43,116
4,200         Newell Rubbermaid, Inc.                                    129,654
                                                                        --------
                                                                         172,770
                                                                        --------

TOBACCO PRODUCTS (2.0%)
2,400         R.J. Reynolds Tobacco Holdings, Inc.                        96,768
                                                                        --------

TRANSPORTATION EQUIPMENT (7.0%)
2,775         DaimlerChrysler AG (c)                                      92,990
8,400         Delphi Corp.                                                71,820
7,350         Ford Motor Co.                                              72,030
2,400         General Motors Corp.                                        93,360
                                                                        --------
                                                                         330,200
                                                                        --------

WHOLESALE TRADE - DURABLE GOODS (7.3%)
3,800         Action Performance Companies, Inc.                          97,660
3,225         Genuine Parts Co. (NAPA)                                    98,814
9,550         Racing Champions Ertl Corp. (a)                            156,047
                                                                        --------
                                                                         352,521
                                                                        --------

The  accompanying  notes  are  an  integral  part of these financial statements.

--------------------------------------------------------------------------------
SCHEDULE  OF  INVESTMENTS
September  30,  2002

NUMBER OF
SHARES                                                                    VALUE
--------------------------------------------                            --------

WHOLESALE TRADE - NON-DURABLE GOODS (5.2%)
2,450         Ashland, Inc. (Valvoline)                               $   65,635
8,500         Pennzoil-Quaker State Co.                                  186,745
                                                                        --------
                                                                         252,380
                                                                        --------

     TOTAL COMMON STOCK (cost $5,524,399)                              4,490,906
                                                                        --------
TOTAL INVESTMENTS (cost $5,524,399) (93.2%)                            4,490,906
                                                                        --------
OTHER ASSETS, LESS LIABILITIES  (6.8%)                                   329,088
                                                                        --------
TOTAL NET ASSETS  (100.0%)                                            $4,819,994
                                                                        ========

---------------
(a)  Non-income  producing  security.
(b)  ADR  -  American  Depository  Receipts.
(c)  Foreign  security.
(d)  Company  in  bankruptcy  proceedings.

The  accompanying  notes  are  an  integral  part of these financial statements.

--------------------------------------------------------------------------------
                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

NOTES  TO  FINANCIAL  STATEMENTS

1.  ORGANIZATION

     Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), formerly StockCar Stocks Mutual Fund, Inc. was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of Conseco StockCar Stocks Index Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the "series" type under the Investment Company Act of 1940 (the "1940 Act"). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund's investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks IndexTM (the "Index"). The Index consists of 53 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winston Cup racing teams or races, or they earn money from NASCAR Winston Cup events.

     On September 17, 2001, the Conseco StockCar Stocks Index Fund Advisor class was closed as approved by management and the Board of Directors (the "Directors"). Shareholders were allowed to exchange their Advisor class shares into the Conseco StockCar Stocks Index Fund Direct class shares, or redeem their shares.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

Security  Valuation,  Transactions,  and  Related  Investment  Income

     The investments in the portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

     Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Directors. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market price.

Dividends  to  Shareholders

     Dividends, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal  Income  Taxes

     For federal income tax purposes, the Fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

     During fiscal 2002, the Fund determined that it failed to comply with certain technical requirements for qualification as a RIC under Subchapter M of the IRC for its 2000 tax year. The Fund has recorded income tax expense on net investment income, income tax expense on realized gains and penalties of $23,241, $49,421 and $38,496, respectively, in the Statement of Operations for the year ended September 30, 2002. Each of these amounts were reimbursed by the Adviser. The Fund again qualified as a RIC for the year ended September 30, 2001.

Expenses

     Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Conseco Capital Management, Inc. (the "Adviser") or the Company.

Use  of  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3.  AGREEMENTS  WITH  SUBSIDIARIES  OF  CONSECO

Investment  Advisory  Agreement

     The Adviser supervises the Company's management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The total fees incurred for such services for the year ended September 30, 2002 were $36,371.

     The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other operating expenses until April 30, 2003, to the extent necessary, to ensure that the total annual operating expenses do not exceed 1.50% of the Fund's average daily net assets.

Administration  Agreement

     Conseco Services, LLC (the "Administrator"), a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the year ended September 30, 2002 were $22,383.

Distribution  Agreements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities
Dealers, Inc. ("NASD"). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

     The Company has adopted a Plan of Distribution and Service Pursuant to Rule 12b-1 (the "Plan") under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments up to an annual rate of 0.25% of its average daily net assets to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.

     Distributor may also use such distributions fees to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the year ended September 30, 2002 were $13,989.

4.  INVESTMENT  TRANSACTIONS

     The aggregate cost of purchases and the aggregate proceeds from sales of investments, excluding short-term investments, for the year ended September 30, 2002, are shown below:

Purchases  $1,990,097
Sales       1,992,281

5.  FEDERAL  INCOME  TAXES

The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at September 30, 2002, for federal income tax purposes are shown below:

Gross unrealized appreciation                $   400,213
Gross unrealized depreciation                $(1,435,375)
Net unrealized depreciation                  $(1,035,162)
Cost of investments                          $ 5,526,068
Distributable ordinary income                $   508,221

     The difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

     The Fund realized, on a tax basis, post-October losses through September 30, 2002 of $160,631, which are not recognized for tax purposes until the first day of the following fiscal year.

     The tax components of dividends paid during the fiscal year ended September 30, 2002 included ordinary income dividends totaling $11,529.

6.  TRANSACTION  WITH  AFFILIATES

     As defined in Section 2(a)(3) of the Investment Company Act of 1940, Conseco, Inc. is an affiliates of the Fund. Transactions by the Fund with shares of Conseco, Inc. for the year ended September 30, 2002 are as follows:

  SHARE                                    SHARE
 BALANCE                                  BALANCE
   AT                                        AT             GAINS/
09/30/01           PURCHASES  SALES       09/30/02   DIVIDENDS   (LOSSES)
6,900              -          6,900       -          $       -   $(88,084)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during each year ended September 30

DIRECT  CLASS  SHARES


                                                              2002      2001       2000        1999
                                                           ----------  -------  ----------  ----------
Net asset value per share, beginning of period             $   17.36   $17.52   $   17.84   $   15.00
Income from investment operations:
     Net investment income                                      0.03     0.08        0.12        0.02
     Net realized gains (losses) and change in unrealized
          appreciation or depreciation on investments          (0.68)    0.71       (0.34)       2.82
                                                           ----------  -------  ----------  ----------
     Total income (loss) from investment operations            (0.65)    0.79       (0.22)       2.84
                                                           ----------  -------  ----------  ----------
Distributions:
Dividends from net investment income                           (0.04)   (0.15)      (0.03)         --
Distribution of net capital gains                                 --    (0.80)      (0.07)         --
                                                           ----------  -------  ----------  ----------
     Total distributions                                       (0.04)   (0.95)      (0.10)         --
                                                           ----------  -------  ----------  ----------
     Net asset value per share, end of period              $   16.67   $17.36   $   17.52   $   17.84
                                                           ----------  -------  ----------  ----------
     Total return                                              (3.77%)   4.69%      (1.24%)     18.93%
                                                           ----------  -------  ----------  ----------
Ratios/supplemental data:
Net assets (dollars in thousands), end of period           $   4,820   $4,776   $4,756 (2)  $4,860 (2)
Ratio of expenses to average net assets
     Before expense reimbursement                           5.15% (1)    4.62%       2.62%       1.41%
     After expense reimbursement                                1.50%    1.50%       1.44%       1.41%
     Ratio of net investment income to average net assets       0.17%    0.41%       0.66%       0.28%
Portfolio turnover rate                                           40%      36%         37%          7%

---------------
(1) Includes 1.10% of income tax expense on net investment income and penalties which was reimbursed by the Adviser.
(2)  Includes  net  assets  of  the  Adviser Class that was closed during fiscal
     2001.

--------------------------------------------------------------------------------


REPORT  OF  INDEPENDENT  ACCOUNTANTS

TO  THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS
OF  CONSECO  STOCKCAR  STOCKS  INDEX  FUND

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco Stockcar Stocks Index Fund (the "Fund") at September 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/  PRICEWATERHOUSECOOPERS  LLP
     PricewaterhouseCoopers  LLP
     Indianapolis,  Indiana
     November  13,  2002

--------------------------------------------------------------------------------

BOARD  OF  DIRECTORS




NAME, ADDRESS AND AGE        POSITION HELD WITH COMPANY      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
WILLIAM P. DAVES, JR. (77)  Chairman of the Board,          Consultant to insurance and healthcare industries. Former Director,
11825 N. Pennsylvania St.   Director                        Chairman and Chief Executive Officer, FFG Insurance Co.
Carmel, IN 46032            Since April 2000                Chairman of the Board and Trustee of other mutual funds
                                                            managed by the Adviser.
MAXWELL E. BUBLITZ* (47)    President
11825 N. Pennsylvania St.   and Director                    Chartered Financial Analyst. CEO, President and Director, Adviser.
Carmel, IN 46032            Since April 2000                Senior Vice President, Investments, Conseco, Inc.   President
                                                            and Trustee of other mutual funds managed by the Adviser.
GREGORY J. HAHN* (41)       Vice President for Investments
11825 N. Pennsylvania St.   and Director                    Chartered Financial Analyst. Senior Vice President, Adviser.
Carmel, IN 46032            Since April 2000                Trustee and portfolio manager of other mutual funds managed by the Adviser.
HAROLD W. HARTLEY (79)      Director
11825 N. Pennsylvania St.   Since April 2000                Chartered Financial Analyst. Director, Ennis Business Forms, Inc.
Carmel, IN 46032                                            Retired, Executive Vice President, Tenneco Financial Services, Inc.
                                                            Trustee of other mutual funds managed by the Adviser.
DR. R. JAN LECROY (71)      Director
11825 N. Pennsylvania St.   Since April 2000                Director, SWS Group, Inc. Retired, President, Dallas Citizens Council.
Carmel, IN 46032                                            Trustee of other mutual funds managed by the Adviser.

DR. JESS H. PARRISH (74)    Director                        Higher Education Consultant.  Former President, Midland College.
11825 N. Pennsylvania St.   Since April 2000                Trustee of other mutual funds managed by the Adviser.
Carmel, IN 46032
                                                            Principal, Walthall Asset Management.  Former President, Chief
DAVID N. WALTHALL (57)      Director                        Executive Officer and Director of Lyrick Corporation.  Formerly,
11825 N. Pennsylvania St    Since April 2000                President and CEO, Heritage Media Corporation.  Formerly,
Carmel, IN 46032                                            Director, Eagle National Bank.  Trustee of other mutual funds managed by the Adviser.

* The Director so indicated is an "interested person," as defined in the 1940 Act, of the Company due to the positions indicated with the Adviser and its affiliates.

     All Directors will serve until their successors are duly elected and qualified.

     All Directors oversee the 17 portfolios that make up the Conseco fund complex including Conseco Fund Group, Conseco Series Trust, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

--------------------------------------------------------------------------------
INVESTMENT  ADVISER
Conseco  Capital  Management,  Inc.
Carmel,  IN

TRANSFER  AGENT
USBancorp  Fund  Services,  LLC
Milwaukee,  WI

INDEPENDENT  ACCOUNTANTS
PricewaterhouseCoopers  LLP
Indianapolis,  IN

DISTRIBUTOR
Conseco  Equity  Sales,  Inc.
Carmel,  IN

CUSTODIAN
The  Bank  of  New  York
New  York,  NY

LEGAL  COUNSEL
Kirkpatrick  &  Lockhart  LLP
Washington,  DC

                       CONSECO STOCKCAR STOCKS INDEX FUND
                                 Distributed by:
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